UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2014

Shenandoah Telecommunications Company
(Exact name of registrant as specified in its charter)

Virginia	000-09881	54-1162807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Shentel Way P.O. Box 459 Edinburg, VA	22824
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (540) 984-4141

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 28, 2014, the Company issued a press release reporting net adds and ending subscriber counts as of and for the three months ended December 31, 2013, as well as expectations for capital expenditures for fiscal 2014. A copy of the press release is included as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1 Press release dated January 28, 2014

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shenandoah Telecommunications Company (Registrant)
January 28, 2014 (Date)	/s/ ADELE M. SKOLITS Adele M. Skolits Vice President - Finance and Chief Financial Officer (Duly Authorized Officer)